                                                                    Exhibit 99.1

                           US OFFICE PRODUCTS COMPANY
                         PRO FORMA FINANCIAL STATEMENTS

                                   (UNAUDITED)

     The following unaudited pro forma financial statements give effect to the divestiture of the Blue Star Business Supplies unit ("Blue Star Business Supplies"), which closed on October 6, 2000, and the Company's other acquisitions and divestitures completed during the fiscal year ended April 29, 2000 and the three months ended July 29, 2000 (the "Other Acquisitions and Divestitures"). Blue Star Business Supplies is a division of the Company's wholly owned Blue Star operations in New Zealand and Australia.
Blue Star Business Supplies sells office supplies, office furniture, packaging supplies, and similar products to corporate, commercial and small office/home office customers in New Zealand and Australia. The pro forma financial statements are based on the historical financial statements of the Company, Blue Star Business Supplies, and the Other Acquisitions and Divestitures, and include certain assumptions set forth below and in the notes to the pro forma financial statements.

     The unaudited pro forma balance sheet gives effect to the divestiture of Blue Star Business Supplies as if the divestiture had occurred on the Company's most recent balance sheet date, July 29, 2000.

     The unaudited pro forma statement of operations for the fiscal year ended April 29, 2000 gives effect to the divestiture of Blue Star Business Supplies and the Other Acquisitions and Divestitures as if all such acquisitions and divestitures had been made on April 25, 1999, the first day of the fiscal year ended April 29, 2000. The pro forma statement of operations for the fiscal year ended April 29, 2000 includes the audited financial information of the Company for the fiscal year ended April 29, 2000 (which includes the results of Blue Star Business Supplies and the Other Acquisitions and Divestitures from their respective dates of acquisition or, for divestiture, up to the respective dates of divestiture or through the end of the fiscal year if divested after April 29, 2000, as applicable), the financial information for Blue Star Business Supplies for the fiscal year ended April 29, 2000 and the Other Acquisitions and Divestitures for the period from April 25, 1999 up to their respective dates of acquisition or divestiture.

     The unaudited pro forma statement of operations for the three months ended July 29, 2000 gives effect to the divestiture of Blue Star Business Supplies and the Other Acquisitions and Divestitures that occurred during the three months ended July 29, 2000, as if all such acquisition and divestitures had been made on April 30, 2000. The unaudited pro forma statement of operations for the three months ended July 29, 2000 includes the unaudited interim financial information of the Company for the three months ended July 29, 2000, and the financial information of Blue Star Business Supplies and the Other Acquisitions and Divestitures for the period from April 30, 2000 up to their respective dates of acquisition or, for divestitures, up to the respective dates of divestiture or through July 29, 2000, if the divestiture was completed after July 29, 2000.

     The unaudited pro forma statements of operations do not reflect the loss of approximately $151 million, which the Company will include in its results for the three and six months ended October 28, 2000.

The pro forma adjustment to accumulated deficit in the unaudited pro forma balance sheet reflects the loss on the sale of Blue Star Business Supplies as if the divestiture had occurred on the Company's most recent balance sheet date, July 29, 2000.

     Pro forma adjustments are based upon preliminary estimates, available information and certain assumptions that management deems appropriate. The unaudited pro forma financial data presented herein are not necessarily indicative of the results the Company would have obtained had such events occurred at the beginning of the periods, as assumed, or of the future results of the Company. The pro forma financial statements should be read in conjunction with the other financial statements and notes thereto included elsewhere in this report and other filings of the Company.

                           US OFFICE PRODUCTS COMPANY
                             PRO FORMA BALANCE SHEET
                                  JULY 29, 2000
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                       US OFFICE    BLUE STAR
                                                        PRODUCTS     BUSINESS                  PRO FORMA           PRO FORMA
                                                        COMPANY      SUPPLIES    SUBTOTAL     ADJUSTMENTS            TOTALS
                                                        -------      --------    --------     -----------            ------
ASSETS
Current assets:
   Cash and cash equivalents                          $   45,759               $   45,759     $  108,592   (a)     $   45,759
                                                                                                (108,592)  (b)
   Accounts receivable, net                              259,600   $ (34,183)     225,417                             225,417
   Inventories, net                                      153,239     (36,742)     116,497                             116,497
   Prepaid expenses and other current assets             109,424      (5,324)     104,100          5,340   (a)        109,440
                                                      ----------   ----------  ----------     ----------           ----------
      Total current assets                               568,022     (76,249)     491,773          5,340              497,113

Property and equipment, net                              205,730     (17,329)     188,401                             188,401
Intangible assets, net                                   764,987    (132,445)     632,542                             632,542
Other assets                                             179,182                  179,182        (19,195)  (c)        159,987
                                                      ----------   ----------  ----------     ----------           ----------
      Total assets                                    $1,717,921   $(226,023)  $1,491,898     $  (13,855)          $1,478,043
                                                      ==========   ==========  ==========     ==========           ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Short-term debt                                    $  142,177               $  142,177     $  (45,000)  (b)         97,177
   Accounts payable                                      163,332   $ (25,045)     138,287                             138,287
   Accrued compensation                                   31,957      (4,586)      27,371                              27,371
   Other accrued liabilities                              76,159      (7,502)      68,657                              68,657
                                                      ----------   ----------  ----------     ----------           ----------
      Total current liabilities                          413,625     (37,133)     376,492        (45,000)             331,492

Long-term debt                                         1,051,329                1,051,329        (63,592)  (b)        987,737
Other long-term liabilities and minority interests        28,627        (206)      28,421                              28,421
                                                      ----------   ----------  ----------     ----------           ----------
      Total liabilities                                1,493,581     (37,339)   1,456,242       (108,592)           1,347,650
                                                      ----------   ----------  ----------     ----------           ----------

Commitments and contingencies

Stockholders' equity:
  Preferred stock
  Common stock                                                37                       37                                  37
  Additional paid-in capital                             728,607                  728,607                             728,607
  Accumulated other comprehensive loss                  (137,257)                (137,257)        65,610   (d)        (71,647)
  Accumulated deficit                                   (367,047)                (367,047)       (74,752)  (a)       (526,604)
                                                                                                 (19,195)  (c)
                                                                                                 (65,610)  (d)
                                                      ----------   ----------  ----------     ----------           ----------
                                                         224,340                  224,340        (93,947)             130,393
  Equity of divested companies                                      (188,684)    (188,684)       188,684   (a)
                                                      ----------   ----------  ----------     ----------           ----------
      Total liabilities and stockholders' equity      $1,717,921   $(226,023)  $1,491,898     $  (13,855)          $1,478,043
                                                      ==========   ==========  ==========     ==========           ==========

                           US OFFICE PRODUCTS COMPANY
                        PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE FISCAL YEAR ENDED APRIL 29, 2000

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                               OTHER
                                                US OFFICE      BLUE STAR   ACQUISITIONS
                                                 PRODUCTS      BUSINESS         AND                     PRO FORMA        PRO FORMA
                                                 COMPANY       SUPPLIES    DIVESTITURES    SUBTOTAL    ADJUSTMENTS         TOTALS
                                                 -------       --------    ------------    --------    -----------         ------
Revenues                                       $ 2,499,393   $ (332,314)   $ (168,823)  $ 1,998,256                     $ 1,998,256
Cost of revenues                                 1,826,876     (245,706)     (109,733)    1,471,437                       1,471,437
                                               -----------   -----------   -----------  -----------    -----------      -----------
   Gross profit                                    672,517      (86,608)      (59,090)      526,819                         526,819

Selling, general and administrative expenses       637,743      (77,455)      (51,199)      509,089                         509,089
Amortization expense                                24,002       (4,392)         (258)       19,352                          19,352
Impaired asset write-offs                           17,429      (11,730)           (2)        5,697                           5,697
Operating restructuring costs                       15,376       (1,512)         (273)       13,591                          13,591
                                               -----------   -----------   -----------  -----------    -----------      -----------
   Operating income (loss)                         (22,033)       8,481        (7,358)      (20,910)                        (20,910)

Interest expense                                   113,375           (4)         (258)      113,113    $   (8,929) (e)      104,184
Interest income                                     (2,404)         164        (1,589)       (3,829)                         (3,829)
Unrealized foreign currency transaction loss        49,004          (27)           13        48,990                          48,990
Equity in loss of affiliates                        32,564         (375)                     32,189                          32,189
Loss on sale or closure of businesses               15,032          (93)         (640)       14,299                          14,299
Other expense                                        1,572          (25)          (58)        1,489                           1,489
                                               -----------   -----------   -----------  -----------    -----------      -----------
Income (loss) before provision for (benefit
   from) income taxes and extraordinary items     (231,176)       8,841        (4,826)     (227,161)        8,929          (218,232)
Provision for (benefit from) income taxes          (28,304)      (2,411)           (6)      (30,721)        3,393  (f)      (27,328)
                                               -----------   -----------   -----------  -----------    -----------      -----------
Income (loss) before extraordinary items       $  (202,872)  $   11,252    $   (4,820)  $  (196,440)   $    5,536       $  (190,904)
                                               ===========   ===========   ===========  ===========    ===========      ===========

Basic and diluted per share amounts:
  Income (loss) before extraordinary items     $     (5.51)                                                             $     (5.19)
                                               ===========                                                              ===========

                           US OFFICE PRODUCTS COMPANY
                        PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED JULY 29, 2000

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                             OTHER
                                               US OFFICE      BLUE STAR   ACQUISITIONS
                                                PRODUCTS       BUSINESS       AND                       PRO FORMA         PRO FORMA
                                                COMPANY       SUPPLIES    DIVESTITURES    SUBTOTAL     ADJUSTMENTS         TOTALS
                                                -------       --------    ------------    --------     -----------         ------
Revenues                                        $ 545,771    $ (71,750)     $ (3,280)    $ 470,741                        $ 470,741
Cost of revenues                                  402,283      (53,120)       (2,830)      346,333                          346,333
                                                ---------    ---------      --------     ---------      ---------         ---------
   Gross profit                                   143,488      (18,630)         (450)      124,408                          124,408

Selling, general and administrative expenses      136,483      (18,132)         (463)      117,888                          117,888
Amortization expense                               11,856       (1,234)                     10,622                           10,622
Operating restructuring costs                       2,795         (235)                      2,560                            2,560
                                                ---------    ---------      --------     ---------      ---------         ---------
   Operating income (loss)                         (7,646)         971            13        (6,662)                          (6,662)

Interest expense                                   29,785           (1)                     29,784         (2,707)   (e)     27,077
Interest income                                      (370)          64                        (306)                            (306)
Unrealized foreign currency transaction loss       19,668           20                      19,688                           19,688
Equity in loss of affiliates                        2,167          (75)                      2,092                            2,092
Loss on sale or closure of businesses               1,700           16           (82)        1,634                            1,634
Other expense                                      (2,628)         (12)                     (2,640)                          (2,640)
                                                ---------    ---------      --------     ---------      ---------         ---------
Income (loss) before provision for (benefit
   from) income taxes                             (57,968)         959            95       (56,914)         2,707           (54,207)
Provision for (benefit from) income taxes         (12,853)         (99)           62       (12,890)         1,029    (f)    (11,861)
                                                ---------    ---------      --------     ---------      ---------         ---------
Net income (loss)                               $ (45,115)    $  1,058      $     33     $ (44,024)      $  1,678         $ (42,346)
                                                =========    =========      ========     =========      =========         =========

Basic and diluted per share amounts:
  Net income (loss)                              $  (1.22)                                                                $   (1.14)
                                                =========                                                                 =========

                           US OFFICE PRODUCTS COMPANY

                   NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

                                   (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

1.   UNAUDITED PRO FORMA BALANCE SHEET ADJUSTMENTS

     (a) Adjustment to reflect $113,932 of net proceeds, including $108,592 in cash and $5,340 held in escrow, related to the sale of Blue Star Business Supplies' net assets of $188,684, resulting in a loss on the sale of business of $74,752. The proceeds from the sale have been converted from Australian dollars to U.S. dollars using the exchange rate on the date of closing, October 6, 2000.

     (b) Adjustment to reflect the use of cash proceeds to repay $45,000 of short-term debt outstanding under the Company's revolving credit facility and $63,592 of long-term debt outstanding under the Company's seven-year term loan due 2005, eight-year term loan due 2006, and seven-year multi-draw term loan due 2005. The proceeds were applied to the long-term debt instruments on a pro rata basis.

     (c) Adjustment to reflect the write-off of the Company's 40% investment in Blue Star Business Solutions of $19,195. As part of the Blue Star Business Supplies transaction, the Company's 40% interest in Blue Star Business Solutions companies was transferred to companies controlled by Eric Watson, the former CEO of the Blue Star Group. In consideration for the Company's interest in this business, Mr. Watson agreed to relinquish potential claims against the Company that could have delayed or blocked the Blue Star Business Supplies transaction and agreed to limitations on his contractual rights to participate in any future divestitures by the Blue Star Group.

     (d) Adjustment to reflect the realization of $65,610 in currency translation losses related to the decline in the New Zealand dollar since the dates Blue Star Business Supplies' businesses were acquired to April 24, 1999. During the fourth quarter of the fiscal year ended April 24, 1999, as part of a strategic review of operations, the Company changed its perspective on the Blue Star Group operations and no longer considered its intercompany loans with the Blue Star Group to be long-term in nature. Accordingly, effective April 25, 1999, the Company began recording the currency transaction gain (loss) related to its intercompany loans with the Blue Star Group as a component of net income. Such amounts were previously recorded as accumulated other comprehensive loss, a component of stockholders' equity.

2.   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS ADJUSTMENTS

     (e) Adjustment to reflect the decrease in interest expense resulting from the utilization of the cash proceeds to repay $45,000 of short-term debt at annual interest rates of 8.3% and 9.7%, for the year ended April 29, 2000 and the three months ended July 29, 2000, respectively, and $63,592 of long-term debt at annual interest rates of 8.1% and 10.2%, for the year ended April 29, 2000 and the three months ended July 29, 2000, respectively.

     (f) Adjustment to calculate the provision for income taxes on the pro forma results using a statutory tax rate of 35%. The difference between the statutory tax rate of 35% and the effective tax rate represents the effect of state taxes, net of federal benefit, and non-deductible goodwill.